For Immediate Release

STRATASYS FILES DEFINITIVE PROXY MATERIALS IN CONNECTION WITH PENDING
COMBINATION WITH OBJET

Special Meeting of Stockholders to Vote on Merger Scheduled for September 14, 2012

MINNEAPOLIS, MN and REHOVOT, ISRAEL – August 10, 2012 – Stratasys, Inc. (NASDAQ: SSYS) a leading manufacturer of 3D printers and production systems for prototyping and manufacturing applications, and Objet Ltd., a leading manufacturer of 3D printers for rapid prototyping, today announced that Stratasys has filed definitive proxy materials with the Securities and Exchange Commission (“SEC”) in connection with the pending merger. Stratasys expects to commence mailing of the proxy statement and all relevant materials to Stratasys stockholders on or about August 14, 2012. Additionally, the SEC has declared effective Objet’s previously filed Form F-4 registration statement relating to the combination.

A special meeting of the stockholders of Stratasys to consider and vote upon the proposal to adopt the merger agreement and approve the merger between Stratasys and Objet will be held on Friday, September 14, 2012, beginning at 3:00 p.m., Central Time, at Hotel Sofitel, Chambord Meeting Room, 5601 West 78th Street, Bloomington, Minnesota 55439. Stratasys stockholders of record as of the close of business on Thursday, August 2, 2012 will be entitled to vote at the special meeting.

As previously announced on April 16, 2012, Stratasys and Objet entered into a definitive merger agreement under which the companies will combine in an all-stock transaction.

The Board of Directors of Stratasys has unanimously approved the merger with Objet and recommends that all Stratasys stockholders vote “FOR” the proposal to adopt the merger agreement. Stratasys stockholders are encouraged to read the Company’s definitive proxy materials in their entirety as they provide, among other things, a detailed discussion of the process that led to the pending merger and the reasons behind the Board of Directors’ unanimous recommendation that stockholders vote “FOR” the proposal to adopt the merger agreement.

Stockholders who have questions about the merger or need assistance in submitting their proxy or voting their shares should contact Stratasys’ proxy solicitor, MacKenzie Partners, Inc., toll-free at (800) 322-2885. Banks and brokers may call collect at (212) 929-5500.

Advisors

Piper Jaffray & Co. acted as financial advisor to Stratasys and the firms McLaughlin & Stern, LLP, Richards, Layton & Finger, P.A., Latham & Watkins LLP, and Fischer Behar Chen Well Orion & Co. acted as its legal advisors. J.P. Morgan Securities LLC acted as financial advisor to Objet and the firms Meitar Liquornik Geva & Leshem Brandwein and Cooley LLP acted as its legal advisors.

Cautionary Statement Regarding Forward-Looking Statements

All statements herein that are not historical facts or that include such words as “expects,” “anticipates,” “projects,” “estimates,” “vision,” “could,” “potential,” “plan”, “intends”, “desires”, “assume” or “believes” or similar words constitute forward-looking statements covered by the safe harbor protection of the Private Securities Litigation Reform Act of 1995. Except for the historical information herein, the matters discussed in this news release are forward-looking statements that involve risks and uncertainties. These include statements regarding the expected timing and ultimate closing of the merger with Objet, as well as the financial and operating results of the combined company after, and the anticipated benefits of, the merger; the size of the 3D printing market; our objectives for the marketing and sale of our Dimension® , uPrint® and Mojo® 3D Printers; our support removal systems; and our Fortus® 3D Production Systems, particularly for use in direct digital manufacturing (DDM); the demand for our proprietary consumables; the expansion of our paid parts service; and our beliefs with respect to the growth in the demand for our products. Actual results may differ from those expressed or implied in our forward-looking statements. Such forward-looking statements involve and are subject to certain risks and uncertainties, which may cause our actual results to differ materially from those discussed in a forward-looking statement. Risks and uncertainties that may affect our business include our ability to penetrate the 3D printing market; our ability to achieve the growth rates experienced in preceding quarters; our ability to introduce, produce and market consumable materials, and the market acceptance of these materials; the impact of competitive products and pricing; our timely development of new products and materials and market acceptance of those products and materials; the success of our recent R&D initiative to expand the DDM capabilities of our core FDM technology; the success of our RedEye On Demand™ and other paid parts services; our ability to obtain the necessary approvals, including the affirmative vote of the Stratasys stockholders, and to satisfy the necessary closing conditions in order to successfully close the proposed merger with Objet; our ability to successfully integrate and market the combined company’s products; the combined company’s ability to achieve the expected revenue targets, the combined company’s ability to attract and retain management; and the combined company’s ability to protect and defend intellectual property. These statements represent beliefs and expectations only as of the date they were made. We may elect to update forward-looking statements, but we expressly disclaim any obligation to do so, even if our beliefs and expectations change. In addition to the statements described above, such forward-looking statements are subject to the risks and uncertainties described more fully in our reports filed or to be filed with the Securities and Exchange Commission, including our annual reports on Form 10-K and quarterly reports on Form 10-Q.

This release is available on the Stratasys web site at www.stratasys.com

Important Information for Investors and Stockholders

In connection with the proposed combination of Objet and Stratasys pursuant to an Agreement and Plan of Merger (the “Merger”), Objet has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4, which the SEC has declared effective and which includes a proxy statement of Stratasys and a prospectus of Objet, as well as other relevant materials in connection with the proposed transaction. Stratasys concurrently filed the same proxy statement/prospectus with the SEC and will mail it to Stratasys shareholders for purposes of soliciting proxies for voting in favor of the Merger at a special meeting of Stratasys stockholders called for the purpose of approving the Merger Agreement and the Merger. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT MATERIALS, BECAUSE THESE MATERIALS CONTAIN IMPORTANT INFORMATION ABOUT STRATASYS, OBJET AND THE PROPOSED TRANSACTION. The proxy statement/prospectus and other relevant materials and any other related documents filed with the SEC may be obtained free of charge on the SEC’s website at www.sec.gov or via the Stratasys website at www.stratasys.com. Stockholders may also obtain a copy of the SEC filings free of charge upon written request to Stratasys, Attention: Shane Glenn, Director of Investor Relations, 7665 Commerce Way, Eden Prairie, Minnesota 55344.

Stratasys’ executive officers and directors may be deemed to be participants in the solicitation of proxies from the Stratasys stockholders in connection with the Merger. Information about Stratasys’ executive officers and directors and their ownership of Stratasys common stock is set forth in the proxy statement/prospectus, filed with the SEC on August 8, 2012, and is also set forth in other relevant materials filed with the SEC.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Stratasys

Stratasys Inc., Minneapolis, is a maker of additive manufacturing machines for prototyping and producing plastic parts. The company markets under the brands Mojo, uPrint and Dimension 3D Printers and Fortus Production 3D Printers. The company also operates RedEye On Demand, a digital-manufacturing service for prototypes and production parts. In 2011 Stratasys acquired 3D printer maker Solidscape Inc. According to Wohlers Report 2012, Stratasys had a 41.5 percent market share in 2011, and has been the unit market leader for the tenth consecutive year. Stratasys patented and owns the Fused Deposition Modeling (FDM®) process. The process creates functional prototypes and manufactured goods directly from any 3D CAD program, using high-performance industrial thermoplastics. The company holds 380 granted or pending additive manufacturing patents globally. Stratasys products are used in the aerospace, defense, automotive, medical, business and industrial equipment, education, architecture, and consumer-product industries. Online at: www.Stratasys.com

Stratasys, Fortus, Dimension, and uPrint are registered trademarks, and Mojo is a trademark, of Stratasys Inc.

About Objet

Objet Ltd. is a leading provider of high quality, cost effective inkjet-based 3D printing systems and materials. A global company, Objet has offices in North America, Europe, Japan, China, Hong Kong, and India.

Objet’s 3D printing systems and materials are ideal for any company involved in the manufacture or design of physical products using 3D software or other 3D content. Objet’s solutions can be typically found in sectors such as consumer goods and electronics, aerospace and defense, automotive, education, dental, medical, medical devices, architecture, industrial machinery, footwear, sporting goods, toys and service bureaus.

Founded in 1998, the company has thousands of customers worldwide including a substantial share of the relevant Fortune 100 and Fortune 500. Its award winning technology (13 awards in six years) is based upon more than 110 patents and patent pending inventions.

Objet’s 3D printers are available in a range of form-factors, from cost effective desktop 3D printers ideal for entry-level professionals up to industrial scale multi-material Connex machines for front-line designers and top manufacturers. Objet’s 3D printers feature PolyJet™ technology that simultaneously jets two materials, the industry’s highest resolution 3D printing quality, based on 16-micron (0.0006 in.) super-thin layering, wide material versatility (about 70 materials, ranging from rigid to rubber-like, transparent to opaque, and standard to ABS-grade engineering plastics), office friendliness and ease-of-operation.

For more information, visit www.objet.com.

Contacts

Stratasys
Investors:
Shane Glenn, 952-294-3416
Director, Investor Relations
shane.glenn@stratasys.com

or

Media:
Joe Hiemenz, 952-906-2726
joe.hiemenz@stratasys.com

or

Jamie Moser / Andi Rose
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449

Objet
Investors:
Erez Simha, COO & CFO
+972-8-931-4314
ir@objet.com

or

Media:
Todd Graff
Conover Tuttle Pace
617-412-4000
tgraff@ctpboston.com